                                                                   EXHIBIT 10.21

------------------------------------------------------------------------------------------------------------------------------------
     AWARD/CONTRACT                     1. THIS CONTRACT IS A RATED ORDER UNDER           RATING            PAGE      OF      PAGES
                                        DPAS (15 CFR 350)                                                      1              42
------------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT (Froc. Inst. Ident.) NO.   3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
      DE-AC06-95RL13129                      01/04/95                           95RL13129.000
------------------------------------------------------------------------------------------------------------------------------------
5A.  ISSUED BY                     CODE                        6. ADMINISTERED BY (If other than item 5)    CODE
                                        ----------------------                                                    ------------------
U.S. Department of Energy                                      ATG, INC.
Richland Operations Office                                     47375 Fremont Blvd.
P.O. Box 550, A7-80                                            Fremont, CA 94538
Richland, WA 99352

------------------------------------------------------------------------------------------------------------------------------------
7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)       8. DELIVERY
U.S. Small Business Administration
San Francisco Reginal Office                                                                [_] F.O.B. ORIGIN  [X] OTHER (See below)
211 Main St., 4th Floor
                                                                                       ---------------------------------------------
San Francisco, CA 94105                                                                  9. DISCOUNT FOR PROMPT PAYMENT
                                                                                              NET (Block 8. Destination)
                                                                                       ---------------------------------------------
                                                                                         10. SUBMIT INVOICES            ITEM
                                                                                         (4 copies unless otherwise
                                                                                         specified) TO THE ADDRESS           G2
---------------------------------------------------------------------------------------
 CODE                                        FACILITY CODE                               SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR               CODE                        12. PAYMENT WILL BE MADE BY                  CODE
                                        ----------------------                                                   -------------------
SEE SECTION F                                                  SAME AS BLOCK 5
                                                               (FINANCIAL MANAGEMENT DIVISION)
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  14. ACCOUNTING AND APPROPRIATION DATA

    [_] 10 U.S.C. 2304 (c) (  )   [X] 41 U.S.C. 235 (c) ( 5  )    EW2010301 89X0242.91
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.       15B. SUPPLIES/SERVICES             15C. QUANTITY       15D.  UNIT          15E.  UNIT PRICE       15F.  AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

               SEE SECTION H FOR 8(A) -
               SPECIAL CONDITIONS
               SEE SECTION B
------------------------------------------------------------------------------------------------------------------------------------
                                                                           15G.  TOTAL AMOUNT OF CONTRACT                8
------------------------------------------------------------------------------------------------------------------------------------
                                                       15. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X)  SEC.               DESCRIPTION                    PAGE(S)   (X)   SEC.                   DESCRIPTION              PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                    PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X    A    SOLICITATION/CONTRACT FORM                     2       X     I     CONTRACT CLAUSES                           6
------------------------------------------------------------------------------------------------------------------------------------
 X    B    SUPPLIES OR SERVICES AND PRICES/COSTS          3               PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
 X    C    DESCRIPTION/SPECS./WORK STATEMENT             11       X     J     LIST OF ATTACHMENTS                        3
------------------------------------------------------------------------------------------------------------------------------------
 X    D    PACKAGING AND MARKING                          2                        PART IV -  REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X    E    INSPECTION AND ACCEPTANCE                      2                   REPRESENTATIONS, CERTIFICATIONS AND OTHER
------------------------------------------------------------            K     STATEMENTS OF OFFERORS
 X    F    DELIVERIES OR PERFORMANCE                      3
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 X    G    CONTRACT ADMINISTRATION DATA                   4             L     INSTRS CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X    H    SPECIAL CONTRACT REQUIREMENTS                  6             M     EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17.[X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor          18.[_] AWARD (Contractor is not required to sign this document.) Your
is required to sign this document and return ________          offer on Solicitation Number ______________________________________,
copies to issuing office.) Contractor agrees to furnish        including the additions or changes made by you which additions or
and deliver all items or perform all the services set          changes are set forth in full above, is hereby accepted as to the
forth or otherwise identified above and on any continuation    items listed above and on any continuation sheets. This award
sheets for the consideration stated herein. The rights and     consummates the contract which consists of the following documents:
obligations of the parties to this award/contract, (b)         (a) the Government's solicitation and your offer, and (b) this
the solicitation, if any, and (c) such provisions,             award/contract. No further contractual document is necessary.
representations, certifications, and specifications, as are
attached or incorporated by reference herein. (Attachments
are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                  20A. NAME OF CONTRACTING OFFICER
SEE ATTACHED SHEET                                             SEE ATTACHED SHEET

------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR            19C. DATE SIGNED            20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY _____________________________________________               BY ________________________________________
     (Signature of person authoruzed to sign)                        (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                        26-107                                    *STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION NOT USABLE                                                                           Prescribed by GSA
                                                                                                      FAR (48 CFR) 53.214(a)

CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SBA SUBCONTRACTOR                                                  Page 2
-----------------                                                  ------

NAME:     ATG.  Inc.               PRIME CONTRACT NO.:   DE-AC06-95RL13129
          --------------------                           -----------------
          ____________________

ADDRESS:  47375 Fremont Blvd.      SUBCONTRACT NO.:        0912-95-2-01066
          --------------------                             ---------------
          Fremont, CA 94530        CONTRACT MODIFICATION NO.:.  __________
          --------------------

TEL. NO.: (510) 490-3008
          --------------------

                               SBA SUBCONTRACTOR
                               -----------------


NAME AND TITLE OF SIGNER                Michael L. Wilson
                                        -------------------------------
   (TYPE OR PRINT)
                                        Director of Marketing.
                                        -------------------------------

SIGNATURE OF PERSON AUTHORIZED TO SIGN  /s/ Michael L. Wilson
                                        -------------------------------

                                        DATE:. 12/29/94
                                              -------------------------



                               PRIME CONTRACTOR
                               ----------------


NAME AND TITLE OF CONTRACTING OFFICER   Patricia Spikener
                                        -------------------------------

                                        Contracting Officer
                                        -------------------------------

SIGNATURE OF PERSON AUTHORIZED TO SIGN  _______________________________

                                        DATE: JAN 03 1995
                                              -------------------------


                      PROCURING OR ADMINISTRATIVE OFFICE
                      ----------------------------------


NAME AND TITLE OF CONTRACTING OFFICER   B. L. Ayers
                                        -------------------------------

                                        Contracting Officer
                                        -------------------------------

SIGNATURE OF PERSON AUTHORIZED TO SIGN  [SIGNATURE ILLEGIBLE]
                                        -------------------------------

                                         DATE:    12/28/94
                                               ------------------------

CONTRACTING OFFICER CERTIFICATE OF PROCUREMENT INTEGRITY


1.)  I, Patricia Spikener, hereby certify that, to the best of my knowledge and
        -----------------
belief, with the exception of any information described in this certificate, have no information concerning a violation of subsection (a), (b), (d) or (f) of
Section 27 of the Office of Federal Procurement Policy Act* (41 U.S.C. (S) 423), as implemented in the FAR, occurring during the conduct of this procurement contract: DE-AC06-95RL13129 and 0912-95-2-01066

2.)  Violations or possible violations:


     (Continue on plain bond paper if necessary, and label Contracting Officer Certificate of Procurement Integrity (Continuation Sheet))


(ENTER "NONE" IF NONE EXISTS.)

NONE.
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


/s/ Patricia Spikener                        Date:  JAN 03, 1995
--------------------------------                  ---------------------------
Contracting Officer


     *Section 27, as amended, became effective on December 1, 1990. THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                                                                 OMB NO.
                                           DE-AC06-95LI  29      5000
------------------------------------------------------------------------------------------------------------------------------------
NOTE:  This form is used in contract actions if submission of cost or pricing cost is required (See FAR 15.664-610))
------------------------------------------------------------------------------------------------------------------------------------
2. NAME AND ADDRESS OF OFFEROR (Include Zip Code)                3.A  NAME AND TITLE OF OFFEROR'S POINT       3.B  TELEPHONE
                                                                      OF CONTRACT

    ALLIED TECHNOLOGY GROUP, INC.                                     MICHEAL L. WILSON
    47375 FREMONT BLVD.                                               DIRECTOR OF MARKETING                       (510) 45
                                                                 -------------------------------------------------------------------
    FREMONT, CA 94538                                                      4. TYPE OF CONTRACT ACTION (Check)
                                                                 -------------------------------------------------------------------
                                                                 [X] A. NEW CONTRACT                 D. LETTER CONTRACT
                                                                 -------------------------------------------------------------------
                                                                     B. CHANGE ORDER                 E. UNPRICED ORDER
                                                                 -------------------------------------------------------------------
                                                                     C. PRICE REVISION/              F. OTHER (Specify)
                                                                       REDETERMINATION
------------------------------------------------------------------------------------------------------------------------------------
5.  TYPE OF CONTRACT (Check)                                                      6.  PROPOSED COST (A-B-C)
                                                                 -------------------------------------------------------------------
  [_] FFP    [_]  CPFF  [_] CPIF  [_] CPAF                       A.  COST               B. PROFIT/FEE          C.  TOTAL
  [_] FPI    [X]  OTHER (Specify)  FIXED UNIT PRICE
                                                                [CONFIDENTIAL          [CONFIDENTIAL          $316,800.00
                                                                 INFORMATION            INFORMATION
                                                                 OMITTED AND FILED      OMITTED AND FILED
                                                                 SEPARATELY WITH THE    SEPARATELY WITH THE
                                                                 SECURITIES AND         SECURITIES AND
                                                                 EXCHANGE               EXCHANGE
                                                                 COMMISSION.]           COMMISSION.]
------------------------------------------------------------------------------------------------------------------------------------
7.  PLACE(S) AND PERIOD(S) OF PERFORMANCE

     U.S. DEPARTMENT OF ENERGY, HANFORD RESERVATION
------------------------------------------------------------------------------------------------------------------------------------
B.   List and reference the indentification, quantity and total price proposed for each contract line item. A line item cost breakdown supporting this required unless otherwise specified by the Contracting Officer. (Continue on reverse, and then on plain paper, if necessary. Use same headings.)
------------------------------------------------------------------------------------------------------------------------------------
A.  LINE ITEM NO.                  B. IDENTIFICATION                              C. QUANTITY               D. TOTAL PRICE
------------------------------------------------------------------------------------------------------------------------------------
         1               [CONFIDENTIAL INFORMATION OMITTED AND FILED                1 LOT                   $316,800.00
                         SEPARATELY WITH THE SECURITIES AND EXCHANGE
                         COMMISSION.] ESTIMATED POUNDS X $[CONFIDENTIAL
                         INFORMATION OMITTED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION.]
------------------------------------------------------------------------------------------------------------------------------------
          B.   PROVIDE NAME, ADDRESS, AND TELEPHONE NUMBER FOR THE FOLLOWING (If available)
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT ADMINISTRATION OFFICE                                B. AUDIT OFFICE
     US DEPARTMENT OF ENERGY                                         DEFENCE CONTRACT AUDIT AGENCY
     RICHLAND OPERATIONS OFFICE                                      39510 PASEO PADRE PARKWAY
     P.O. BOX 550                                                    FREMONT, CA 94538
     RICHLAND, WA 99352
------------------------------------------------------------------------------------------------------------------------------------
10.  WILL YOU REQUIRE THE USE OF ANY      11.A  DO YOU REQUIRE GOVERNMENT        11.B  TYPE OF FINANCING:
     GOVERNMENT PROPERTY IN THE                 CONTRACT FINANCING TO             [_]  ADVANCE PAYMENTS        [X]  PROGRAM PAYMENTS
     PERFORMANCE OF THIS WORK:                  PERFORM THIS PROPOSED             [_]  GUARANTEED LOANS
     (If "Yes" identify)                        CONTRACT: (If "Yes,"
                                                complete Item 11B)
     [_] YES       [X] NO                       [X] YES   [_] NO
------------------------------------------------------------------------------------------------------------------------------------
12.  HAVE YOU BEEN AWARDED ANY            13.  IS THIS PROPOSAL CONSISTENT WITH YOUR ESTABLISHED ESTIMATING AND ACCOUNTING
     CONTRACTS OR SUBCONTRACTS                 PRACTICES AND PROCEDURES AND FAR PART 31 COST PRINCIPLES: (If "No" explain)
     FOR THE SAME OR SIMILAR
     ITEMS WITHIN THE PAST
     3 YEARS:
     (If "Yes," identify item(s),
     customer(s), and contract number(s)),
     [_] YES   [X] NO                          [_] YES   [X] NO
------------------------------------------------------------------------------------------------------------------------------------
                      14.  COST ACCOUNTING STANDARDS BOARD (CASB) DATA (Public Low 91.379 as amended and FAR PART 30)
------------------------------------------------------------------------------------------------------------------------------------
A.  WILL THIS CONTRACT ACTION BE SUBJECT                                 B.    HAVE YOU SUBMITTED A CASE DISCLOSURE STATEMENT
    TO CASE REGULATIONS: (If "No," explain in proposal)                        (CASB DS. 1 OR 2)? (If "Yes," specify in proposal the
                                                                               office to which submitted and if determined to be
                                                                               adequate)
    [_] YES   [X]  NO  SMALL BUSINESS EXEMPTION                                [_] YES   [X]  NO
------------------------------------------------------------------------------------------------------------------------------------
C.  HAVE YOU BEEN NOTIFIED THAT YOU ARE OR MAY BE                        D.     IS ANY ASPECT OF THIS PROPOSAL INCONSISTENT WITH
    IN NONCOMPLIANCE WITH YOUR DISCLOSURE STATEMENT OR                          YOUR DISCLOSED PRACTICES OR APPLICABLE COST
    COST ACCOUNTING STANDARDS? (If "Yes," explain in proposal)                  ACCOUNTING STANDARDS?
                                                                                (If "Yes," explain in proposal)
    [_] YES   [X]  NO                                                           [_] YES   [X]  NO
------------------------------------------------------------------------------------------------------------------------------------
          This proposal is submitted in response to the R.F.P. contract, modification, etc, in item 1 and reflects our best estimates [illegible] costs as of this date and conforms with the instructions in FAR 1S.804.6(b) (2). Table 15.2. By submitting this proposal, the offeror if selected for negotiation, grants the contracting officer or an authorized representative the right to examine, at any time before award, those books records, documents and other types of factual information, regardless of form or whether such supporting information is specifically referenced or included in the proposal as the basis for pricing, that will permit and adequate evaluation of the proposed price.
------------------------------------------------------------------------------------------------------------------------------------
15.  NAME AND TITLE (Type)                                  16.  NAME OF FIRM

     MICHAL L. WILSON, DIRECTOR OF MARKETING                 ALLIED TECHNOLOGY GROUP, INC.
------------------------------------------------------------------------------------------------------------------------------------
17. SIGNATURE                                               18.  DATE OF SUBMISSION

 /s/ Michael L. Wilson                                             12-29-94
------------------------------------------------------------------------------------------------------------------------------------

                 SPECIAL CLAUSES FOR 8(A) TRIPARTITE CONTRACTS

Section 8(a) Award
Reference FAR 52.219-17

                         SECTION 8(a) AWARD (FEB 1990)

(a) By execution of a contract, the Small Business Administration (SBA) agrees to the following:

     (1) To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of Section 8(a) of the Small Business Act, as amended (15 USC 637[a]).

     (2) Except for novation agreements and advance payments, delegates to the U.S. Dept. of Energy, Richland, WA the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however, that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

     (3) That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.

     (4) To notify the U.S. Dept. of Energy, Richland, WA Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

(b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.


                                (End of Clause)

                           CONTRACT SPECIFIC CLAUSES

Since FAR 52.219-17 omits two important clauses that would be contained in 52.219-12 if there were a separate subcontract, SBA requests that the following clauses be included in the contract as Contract Specific Clauses:

A. "That Allied Technology Group, Inc. will not subcontract the performance of any of the requirements of the subcontract to any lower tier subcontractor without the prior written approval of the SBA and the Designated Contracting Officer of the U.S. Dept. of Energy, Richland, WA."

B. "That Allied Technology Group, Inc., awarded a subcontract hereunder, shall have the right of appeal from decisions of the Contracting Officer cognizable under the "Disputes" clause of said contract."

     "A copy of the acceptance document and a copy of the final payment document will be provided to SBA."

Prime Contract No. DE-AC06-95RL13129
Subcontract No. 0912-95-2-01066

Reference FAR 52.219-14

                   LIMITATIONS ON SUBCONTRACTING (JAN 1991)

(a) This clause does not apply to the unrestricted portion of a partial set-aside.

(b) By submission of an offer and execution of a contract, the Offeror/Contractor agrees that in performance of the contract in the case of a contract for --

     (1) Services (except construction). At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.

     (2) Supplies (other than procurement from a regular dealer in such supplies). The concern shall perform work for at least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.

     (3) General Construction. The concern will perform at least 15 percent of the cost of the contract, not including the cost of materials, with its own employees.

     (4) Construction by special trade contractors. The concern will perform at least 25 percent of the cost of the contract, not including the cost of materials, with its own employees.

                                (End of clause)

52.219-22 SIC CODE AND SMALL BUSINESS SIZE STANDARD.

     As prescribed in 19.304(d), insert the following provision:

SIC CODE AND SMALL BUSINESS SIZE STANDARD
               (JAN 1991)

     (a) The standard industrial classification (SIC) code for this acquisition is 8744.

     (b)  (1)  The small business size standard is 500 employees.

          (2) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture is 500 employees.

                                                               CONTRACT NUMBER
                                                               DE-ACO6-95RLI3129
                                                               SECTION C

                             PART I - THE SCHEDULE


                                   SECTION C


                               STATEMENT OF WORK


                               TABLE OF CONTENTS



Subsection                         Title
----------                         -----
C-1                           Statement of Work

                                                               CONTRACT NO.
                                                               DE-ACO6-95RLI3129
                                                               STATEMENT OF WORK
                                                               SECTION C

                               STATEMENT OF WORK
                                      FOR
                          LOW-LEVEL RADIOACTIVE WASTE
                           VOLUME REDUCTION SERVICES


Introduction
------------

The U. S. Department of Energy, Richland Operations Office (RL) (hereafter referred to as the Government in this document) is seeking the services of a vendor to volume reduce low level waste and transport it for disposal at the Hanford Site. Normal operations, as well as site cleanup activities at Hanford and other Government sites, result in the generation of large volumes of low-level radioactive waste. The Government is responsible for characterizing, managing, and disposing of all low-level waste generated at the facility. Most of the low level waste is currently being disposed of in shallow land burial trenches. In this regard, the Government has a two-fold objective: to improve the efficiency of low level waste disposal, and to preserve the valuable land resource by employing techniques to reduce the volume of the low-level waste before it is placed in the disposal trench.

The Government is seeking the services of vendors (hereafter referred to as the "Contractor" in this document) with the capability to receive low-level radioactive waste, significantly reduce the volume of the low level waste by sorting and compacting the waste, and transport it for disposal at the Hanford low level waste facilities.

Low level waste streams whose reduction can be enhanced using technologies not available on the Hanford Site shall be considered for this contract; upon development and initiation of any future reduction capabilities at Hanford, low level waste streams which can utilize those capabilities shall be processed at Hanford.

As appropriate, the Contractor will supply procedures, requirements, containers, transportation, and volume reduction processing for low-level waste. After reducing the low level waste volume, the Contractor will transport the low level waste to Hanford. The Contractor will be required to certify:


     .    the amount of volume reduction achieved,

     . that all low level waste received from the Government has been returned, and

                                                               CONTRACT NO.
                                                               DE-AC06-95RLI3129
                                                               STATEMENT OF WORK
                                                               SECTION C

     . that the returned low level waste meets the Hanford Waste Acceptance Criteria for disposal.

The Contractor has the option to subcontract work which can not be performed at Contractor's facility to other vendors. The Contractor's subcontractors (if any) must be accomplished in accordance with Section H, H-3, FAR 52. 219-14
                                                        --------------
LIMITATION ON SUBCONTRACTING (JAN 1991) and authorized by the Contracting
---------------------------------------
Officer. The Government will ship only to the Contractor's one designated receiving facility, unless, the Contractor can not accept the low level waste at his designated facility due to a regulatory restriction.


Regulations and Requirements
----------------------------

Regulations and requirements applicable to low level waste packaging, transportation, and disposal at the Hanford Reservation are included in this document. The Contractor/s is responsible to know of the regulations and requirements applicable to these same elements at its own facility.


Description of the Low Level Waste Materials
--------------------------------------------

The low level wastes to be processed are dry materials, contaminated by radioactive isotopes in concentrations less than or equal to those specified for Category 1 waste in the Hanford Site Solid Waste Acceptance Criteria (WHC-EP-0063, latest revision). The low level waste consists of paper, plastic, wood, metal, glass, and general debris (such as concrete and steel) from the decontamination and decommissioning of existing nuclear facilities.

The Government anticipates approximately 36,000 cubic feet (288,00 lbs. ) of low level waste will require volume reduction processing for fiscal year 1995. In accordance with Hanford requirements, the Government must describe the isotopes present in the low level waste and certify that they do not exceed the Hanford Site Solid Waste Acceptance Criteria prior to shipping low level wastes from the place where they are generated. Low-level radioactive waste is generated throughout the Hanford Reservation.


Services
--------

The volume reduction services provided by the Contractor will include at least the following:

     1. Pick-up of low level waste materials at the generator's normal load-out locations.

                                                               CONTRACT NO.
                                                               DE-AC06-95RL13129
                                                               STATEMENT OF WORK
                                                               SECTION C


     5. Submit to the Government, for approval, requirements and instructions for characterizing, segregating and packaging low level waste to be shipped by the Contractor to the Contractor's facilities.

     6. Within twenty days of award, submit to the Government, for approval, a quality Assurance program in accordance with the Quality Assurance section of this Statement of Work (SOW).

     7. Within twenty days of award, submit to the Government, for approval, all program plans, instructions, procedures, etc. , required for compliance with the Hanford Site Solid Waste Acceptance Criteria.

     8. Maintain a tracking system for showing the relationship between the material received and the material treated and/or shipped. This tracking system shall be maintained for a minimum of one year after contract end-date.

     9. Maintain documentation on the characterization of the waste being shipped from their facility to the Government.

     10. Maintain the capability to identify and safe keep any potential radioactive mixed waste (RMW) that might be discovered. Upon discovery, the Contractor will notify the Government. The RMW will be characterized as per WAC 173-303 by the Contractor, unless otherwise directed by the Government. When the contractor has determined that RMW has been received by contract, the Government shall remove the RMW within 30 days. The contractor will sign as the generator on the uniform hazardous waste manifest. All costs associated with characterization of the RMW will be reimbursed in accordance with Section B, Attachment A, Price Schedule. Supply/Services, Clin 0002.

     11. Government's containers shall be reused, compacted or returned to the government at the government's option.

     12. Assist Government when verifying container contents prior to shipment of waste to Government.

     13. Affix a Government specified bar code to all containers being returned for disposal.

     14. Segregate Government waste from all other waste. Cross-contamination is prohibited unless written pre-approval is obtained from the Government.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

     15. Return to the Government all radionuclides from waste sent to the Contractor under this program. Containers and waste shall be complaint with the requirements in the Hanford Site Solid Waste Acceptance Criteria, WHC-EP-0063.

     16. Submit a draft disposal record in accordance with WHC-EP-0063 for each container of processed waste and residues being returned to the Government within 15 working days prior to shipment. This record shall include characterization information. Also include with the record inventory sheets of contents for each processed waste container returned to the Government.

     17. Correct deficiency of container returned by the Government to the Contractor due to nonconformance with receipt criteria or the Hanford Site Solid Waste Acceptance Criteria.

     18. Segregate waste of different Government waste generators. from each other unless written approval is provided by the Government. Incidental cross contamination between generators is permissible.

The Contractor shall accept and transport all radioactive waste (when accompanied with the appropriate documentation) on an "as needed" schedule to be determined by the Government's Technical Representative or Westinghouse Hanford Technical Monitor. The Contractor shall review and approve the shipping documents and other supporting documents prepared by the Government prior to the low level waste leaving the generator site.

Low level waste shall be transported by the Contractor to their facility where the labor, materials, and equipment shall be provided for proper low level waste management in accordance with applicable federal, state, and local requirements. Contractor shall certify and warrant its compliance with all federal, state, and local requirements and regulations.

All facilities (other than the one designated receiving facility) used during the management of the Government's low level waste will be considered a subcontractor to the Contractor (even if it is a subdivision of the primary contractor). The Contractor is responsible for ensuring that subcontractors meet all requirements of the SOW. The Contractor shall be responsible for transporting the low level waste to the Government's facilities. The Contractor shall sign as the transporter on the new (return) shipping documents. The Government will only accept return shipments from the Contractor (not the subcontractors). Subcontractors utilized under the performance of this SOW must meet all the applicable terms and conditions and the limitations of this Contract and SOW.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

The Contractor shall notify the Government in writing immediately upon cancellation of transportation and/or environmental insurance policies. The Contractor shall notify the Government 30 calendar days in advance of any material changes or reduction in coverage under transportation and environmental insurance policies. The Government will notify Contractor of low level waste materials ready for pick-up 30 days in advance of required pick-up. The Government will designate a Point-Of-Contact (POC) or alternate for all low level waste transactions, including scheduling and location of low level waste for pick-up and low level waste identification.

The Contractor shall have documented and implemented procedures (or an equivalent documentation system) for onsite and transportation emergencies.

Contractor's Facility Audits and Inspections
--------------------------------------------

The Government reserves the right to inspect/audit Contractor's facility for information purposes before and after award. Contractor shall allow Government's contractor personnel to access their facility. The Government's inspection/audit team may include non-RL personnel. The audit report may be shared with other Government sites and their contractors. After award of the contract, the Contractor shall allow the Government to inspect/audit their facility for compliance to applicable requirements at any time during the performance interval (normally on a quarterly basis, if deemed necessary).

Prior to award of the contract, the Contractor shall notify the Government if any of the following conditions exist:

 .    Contractor's Corporate Officers working under assumed names for other businesses.


 .    Contractor's Company operating in other locations or areas of jurisdiction under different names.

 .    Outstanding violations, citations, or pending actions promulgated against the Contractor's Company or Subcontractors by a regulatory agency.

During the contract's period of performance, the Contractor shall immediately notify the Government in writing of any changes to the above conditions occur and including, but not limited to:

 .    Violations, citations or pending actions promulgated against the
     Contractors Company or subcontractors by a regulatory agency.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

 .    Significant changes to the operations or organization of the Contractor's
     Company.

The Contractor, or it's subcontractors, shall perform corrective actions on items disclosed during the Government's inspections/audits. If the Contractor, or it's subcontractors, refuse or are unable to perform such corrective action in a timely manner, the Government reserves the right to terminate this contract, in whole or in part, for convenience or default pursuant to the Termination provisions in the contract.

Low Level Waste Inspection/Verification
---------------------------------------

The Government will inspect and verify low level waste shipments performed by the Contractor to the Hanford Site on an "as needed" basis. The inspections will be performed to ensure that:

 .    The low level waste being shipped by the Contractor conforms with the conditions of this SOW and the Hanford Site Solid Waste Acceptance Criteria, and;

 .    That the volume reductions specified by the Contractor on the pricing schedule have been achieved.

If the amounts of volume reduction specified on the price schedule are not being achieved by the Contractor, the Government reserves the right to terminate the contract or to renegotiate pricing, in accordance with the terms and conditions of this Contract and SOW.

The Government will periodically assess the Contractor's performance to the reduction volumes specified by the Contractor in the Pricing Schedule and/or Work Plan. The Contractor shall meet their specified volume reduction commitments at the densities specified in the pricing schedule and/or the Contractor Work Plan. If the Contractor does not meet their volume reduction commitments, the Government shall assess the Contractor for the extra volume at the current/actual Hanford Site low level waste burial rates.

Low Level Waste Transport
-------------------------

The Government will properly package, mark, and label all low level wastes covered by the SOW prior to low level waste pick-up by the Contractor. U.S. Department of Transportation compliance is rigidly enforced.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

All low level waste transportation shall be performed in compliance with U.S. Department of Transport regulations (49 CFR). The Contractor shall transport Hanford's low level waste in vehicles dedicated solely to radioactive waste hauling. Transportation equipment which is not appropriate for the Government's low level waste will not be loaded and will be returned to the Contractor at no expense to the Government.

Contractor's drivers shall be trained in proper low level waste handling procedures, personal protection, regulatory compliance, and spill emergency response. Contractor's vehicles shall carry spill kits, Spill Prevention Control and Countermeasures plans, and emergency response guidebooks. The Contractor shall be responsible for properly securing and transporting the low level waste in accordance with all state and federal transportation regulations. The Contractor shall obtain all applicable transportation permits prior to taking possession of the low level waste. Title and risks to the low level waste obtained under this SOW shall pass to the Contractor when it is placed onto the Contractor's vehicle at the direction of Contractor's representatives.

Remedial actions on any spills which may occur during the transport of low level waste shall be the responsibility of the Contractor. After receiving the low level waste, the Contractor shall sign and return the "original" copy of the radioactive shipment record within 30 calendar days of the shipment date.

All shipments will require inspection for compliance with U.S. Department of Transportation regulations prior to entering and leaving the Hanford site. Radiation monitoring will be performed on all low level waste shipments leaving the Hanford site. The Government's transportation department located at 2355 Stevens Drive, Richland, Washington, will inspect and validate all low level waste shipments and co-sign the Government's Offsite Radioactive Shipment Record.

The Contractor shall strictly comply with all Government safety requirements and Onsite Services Provisions when operating at the Government's facility. The Government and the Contractor shall both have the authority to "stop work" whenever a safety concern is identified.

The Government will provide support operators (Health Physics, crafts, etc. ) to assist the Contractor in transferring the low level waste onto the Contractor's vehicle at no cost to the Contractor. The Contractor shall be responsible for properly loading, securing, and transporting the low level waste in accordance with all local, State, and Federal transportation regulations. The Contractor shall obtain all applicable permits prior to taking possession of the low level waste. The Government will also provide security escorts as required onsite.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

Quality Assurance
-----------------

The Contractor shall have in place a Quality Assurance program that incorporates the following criteria:

          1.   Management

               A. Program. Organizations shall develop, implement, and maintain a written Quality Assurance Program (QAP). The QAP shall describe the organizational structure, functional responsibilities, levels of authority, and interfaces for those managing, performing, and assessing adequacy of work. The QAP shall describe the management system, including planning, scheduling, and cost control considerations.

               B. Personnel Training and Qualification. Personnel shall be trained and qualified to ensure they are capable of performing their assigned work. Personnel shall be provided continuous training to ensure that job proficiency is maintained.

               C. Quality Improvement. The organization shall establish and implement processes to detect and prevent quality problems and to ensure quality improvement. Items and processes that do not meet established requirements shall be identified, controlled, and corrected. Correction shall include identifying the causes of problems and preventing recurrence. Item reliability, process implementation, and other quality related information shall be reviewed and the data analyzed to identify items and processes needing improvement.

               D. Documents and Records. Documents shall be prepared, reviewed, approved, issued, used, and revised to prescribe processes, and specify requirements, or establish design. Records shall be specified, prepared, reviewed, approved, and maintained.

          2.   Performance

               A. Work Processes. Work shall be performed to established technical standards and administrative controls. Work shall be performed under controlled conditions using approved instructions, procedures, or other appropriate means. Items shall be identified and controlled to ensure their proper use. Items shall be maintained to prevent their damage, loss, or deterioration. Equipment used for process monitoring or data collection shall be calibrated and maintained.

                                                             CONTRACT NO.
                                                             DE-AC06-95RL13129
                                                             STATEMENT OF WORK
                                                             SECTION C

               B. Procurement. The organization shall ensure that procured items and services meet established requirements and perform as specified. Prospective suppliers shall be evaluated and selected on the basis of specified criteria. The organization shall ensure that approved suppliers can continue to provide acceptable items and services.

               C. Inspection an Acceptance Testing. Inspection and acceptance testing of specified items and processes shall be conducted using established acceptance and performance criteria. Equipment used for inspections and tests shall be calibrated and maintained.

          3.   Assessment

               A. Management Assessment. Management at all levels shall periodically assess the integrated quality assurance program and its performance. Problems that hinder the organization from achieving its objectives shall be identified and corrected.

               B. Independent Assessment. Planned and periodic independent assessments shall be conducted to measure item quality and process effectiveness and to promote improvement. The organization performing independent assessments shall have sufficient authorization and freedom from the line organization to carry out its responsibilities. Persons conducting independent assessments shall be technically qualified and knowledgeable in the areas assessed.

                                                             CONTRACT NUMBER
                                                             DE-AM06-95RL13129
                                                             SECTION D

                             PART I - THE SCHEDULE

                                   SECTION D

                             PACKAGING AND MARKING

                               TABLE OF CONTENTS


Subsection                              Title
----------                              -----
D-1                                     Packaging

D-2                                     Marking

D-3                                     Packing List

                                                             CONTRACT NUMBER
                                                             DE-AM06-95RL13129
                                                             SECTION D

                                   SECTION D

                             PACKAGING AND MARKING

D-1  PACKAGING
     ---------

     Preservation, packaging, and packing for shipment or mailing of all work delivered hereunder shall be in accordance with good commercial practice and adequate to insure acceptance by common carrier and safe transportation at the most economical rate(s).

     Reports and deliverables under this contract shall be mailed by first-class mail unless the urgency of the deliverable sufficiently justifies the use of registered mail or private parcel delivery services.

D-2  MARKING
     -------

     Each package, report, or other deliverable shall be accompanied by a letter or other document which:

     1.   Identifies the contract under which the item is being delivered.

     2. Identifies the deliverable item number or report requirement which requires the delivered item(s).

     3. Indicates whether the Contractor considers the delivered item to be partially or totally in compliance with the reporting requirement.


D-3  PACKING LIST
     ------------

     A packing list or other suitable shipping document shall accompany each shipment and shall show the (a) name and address of consignor, (b) the name and address of consignee, (c) Government contract number (and delivery order number, if used), (d) Government bill of lading number covering the shipment, if any, and (e) description of the material shipped, including item number, quantity, number of containers, and package number, if any.

                                                             CONTRACT NUMBER
                                                             DE-AM06-95RL13129
                                                             SECTION D

                             PART I - THE SCHEDULE

                                   SECTION E

                           INSPECTION AND ACCEPTANCE

                               TABLE OF CONTENTS



Subsection                              Title

E-1                                  Inspection

E-2                                  Acceptance

     Note: See Section "I" titled Contract Clauses, form set DOE List 301S, clause number 60, FAR 52. 246-4 "Inspection of Services-Fixed Price" (FEB 1992).

                                                               CONTRACT NUMBER
                                                               DE-AMO6-95RL13129
                                                               SECTION E

                                   SECTION E

                           INSPECTION AND ACCEPTANCE

E-1  INSPECTION
     ----------

Inspection of all services under this contract shall be accomplished by the DOE project manager or any other duly authorized Government representative.

E-2  ACCEPTANCE
     ----------

Acceptance of all services under this contract (including Reporting Requirements, if any) shall be accomplished by the contracting officer or his designated representatives.

                                                               CONTRACT NUMBER
                                                               DE-AMO6-95RL13129
                                                               SECTION E


                             PART I - THE SCHEDULE

                                   SECTION F

                           DELIVERIES OR PERFORMANCE

                               TABLE OF CONTENTS


     Subsection                    Title
     ----------                    -----

     F-1                      Period of Performance

     F-2                      Principal Place of Performance
                              and Delivery

     F-3                      Stop-Work Order

                                                               CONTRACT NUMBER
                                                               DE-AM06-95RL13129
                                                               SECTION F

                                   SECTION F

                           DELIVERIES OR PERFORMANCE

F-1  PERIOD OR PERFORMANCE
     ---------------------

     The period of performance for the contract will be for a period of one year with four (4) one (1) year term extension options, unless sooner terminated.

F-2  PRINCIPAL PLACE OF PERFORMANCE AND DELIVERY
     -------------------------------------------

     The principal place of performance of the contract shall be at the Hanford Site, Richland, Washington, and areas approved by the Contracting Officer.

F-3  52.212-13 STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
     -------------------------------------------------------------

     (a) The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work order is delivered to the Contractor, or within any extension of that periods to which the parties shall have agreed, the Contracting Officer shall either -

          (1)  Cancel the stop-work order; or

          (2) Terminate the work covered by the order as provided in the Termination clause of this contract.

     (b) If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule, the estimated cost, the fee, or a combination thereof, and in any other terms of the contract that may be affected, and the contract shall be modified, in writing, accordingly, if -

                                                               CONTRACT NUMBER
                                                               DE-AM06-95RL13129
                                                               SECTION F

          (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

          (2) The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

     (c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

     (D) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

                                                               CONTRACT NUMBER
                                                               DE-AMO6-95RL13129
                                                               SECTION G




                             PART I - THE SCHEDULE

                                   SECTION G

                         CONTRACT ADMINISTRATION DATA

                               TABLE OF CONTENTS


Subsection                    Title
----------                    -----

G-1                      Representations and Certifications

G-2                      Correspondence Procedures

G-3                      Contract Administration

G-4                      Invoice Requirements

G-5                      Invoice Submission

G-6  FAR 52.232-28       Electronic Funds Transfer Payment
                           Methods. (APR 1989)
                         (See Section I, Clause 53)

                                                            CONTRACT NUMBER
                                                            DE-AM06-95RL13129
                                                            SECTION G

                                   SECTION G

                            CONTRACT ADMINISTRATION


G-1  REPRESENTATIONS AND CERTIFICATIONS
     ----------------------------------

     The attached Representations and Certifications are hereby incorporated into this contract.

G-2  CORRESPONDENCE PROCEDURES
     -------------------------

     The promote timely and effective administration, correspondence submitted under this contract shall be subject to the following procedures:

     (a)  Technical Correspondence
          ------------------------

          Technical correspondence (as used herein, excludes correspondence which proposes or otherwise involves waivers, deviations, or modifications to the requirements, terms, or conditions of this contract) shall be addressed to the Contracting Officer's Representative (COR), with copies to the DOE Richland Field Officer staff as directed by the Contracting Officer (CO).

     (b)  Other Correspondence
          --------------------

          All correspondence, other than technical correspondence, shall be addressed to the DOE Contracting Officer with information copies of correspondence to the COR. All correspondence shall reference the contract number.

     (c)  Invoices
          --------

          Invoices shall be directed to the DOE Contracting Officer at the address stated in Section G-3. Invoices shall be paid in accordance with the Prompt Payment clause (52.323-25) in Section I of this contract.

                                                              CONTRACT NUMBER
                                                              DE-AM06-95RL13129
                                                              SECTION G

G-3  CONTRACT ADMINISTRATION
     -----------------------

     The Contractor shall use one of the following Government contacts, as applicable, as the focal point for all matters regarding this contract, except technical matters.

     (a)  Doe Contracting Officer
          -----------------------

          The Contracting Officer identified below shall be the focal point of contact under this contract for all contractual matters, except technical matters:

               U. S. Department of Energy
               Procurement Division
               Attn: Bernard L. Ayers
               Contracting Officer
               MS A7-80
               P. O. Box 550
               Richland, WA 99352

               Telephone No. (509) 376-8601


     (b)  Doe Contract Administrator
          --------------------------

          DOE Contract Administrator for the contract is the focal point of contact for contract administration and is located at the address above and is as follows:

               Contract Administrator: Jimm Jarrett Jr

               Telephone:  (509) 372-2074

     (c)  Contracting Officer's Representative
          ------------------------------------

          The DOE Contracting Officer's Representative (COR) is the point of contact on technical matters (see Section G-2 (a) above for definition), subject to the restrictions in Section H-1 entitled "Technical Direction." The COR's address is as follows:

               COR: Dennis W. Claussen
                    MS S7-55

               Telephone:  (509) 372-0938

                                                               CONTRACT NUMBER
                                                               DE-AMO6-95RL13129
                                                               SECTION E


G-4  INVOICE REQUIREMENTS
     --------------------

     (a) Invoices shall be submitted in an original and three (3) copies to the Government office designated in this contract. To constitute a proper invoice, the invoice must include sufficient information in which to effect payment.

G-5  INVOICE SUBMISSION
     ------------------

     Invoices shall be submitted to the following address:

     See Subsection G-3(a) of Section G.

G-6  ELECTRONIC FUNDS TRANSFER PAYMENT METHODS(FAR 52.232-28)(APR 1989)
     ------------------------------------------------------------------

     See Section I, Clause 53, Page 22.

                                                               CONTRACT NUMBER
                                                               DE-ACO6-95RL13129
                                                               SECTION H




                               PART I - SCHEDULE

                                   SECTION H

                        SPECIAL CONTRACT REQUIREMENTS

                               TABLE OF CONTENTS

Subsection                    Title
----------                    -----

H-1                 Technical Direction - Contracting
                    Officer's Representative/
                    Technical Monitor

H-2                 Modification Authority

H-3                 FAR 52.219-14 Limitations on Subcontracting (Jan 1991)

H-4                 FAR 52.219-17 Section 8(a) Award

H-5                 DEAR 953.212-72 Uniform Reporting System

H-6                 SUBCONTRACTING - THE GOVERNMENT'S RIGHT OF ACCESS

                                                               CONTACT NUMBER
                                                               DE-AC06-95RL13129
                                                               SECTION H

                                   SECTION H

                         SPECIAL CONTRACT REQUIREMENTS

H-1  TECHNICAL DIRECTIONS - CONTRACTING OFFICER'S REPRESENTATIVE (COR)\TECHNICAL
     ---------------------------------------------------------------------------
     MONITOR (TM)
     ------------

     (a) Performance of the work under this contract shall be subject to the technical direction of the "Contracting Officer's Representative (COR) and/or "Technical Monitor (TM)" who will be designated in writing by the Contracting Officer. The Contracting Officer may from time to time designate others, in writing, to be the COR and/or TM by letter without formal contract modification. The term "technical direction" is defined to include, without limitation:

          (1) Directions to the Contractor which redirect the contract effort, shift work emphasis between work areas or tasks, require pursuit of certain lines of inquiry, fill in details or otherwise serve to accomplish the contractual "Statement of Work."

          (2) Provision of written information to the Contractor which assists in the interpretation of portions of the work description.

          (3) Review and, where required by the contract, approval of reports and information to be delivered by the Contractor to the Government under this contract.

          (4) Performance of other duties in connection with technical administration of the contract and monitoring of the Contractor's performance, as specifically designated by the Contracting Officer in writing.

     (b) Technical direction must be within the scope of work stated in this contract. The COR nor TM has the authority to, and may not, issue any technical direction which:

          (1) Constitutes an assignment of additional work outside the Statement of Work.

          (2) Constitutes a change, as defined in the Contract Clause entitled "Changes - Cost-Reimbursement - Alternate 1."

                                                              CONTRACT NUMBER
                                                              DE-AC06-95RL13129
                                                              SECTION H

          (3) In any manner causes an increase or decrease in the final price or the time required for contract performance.

          (4) Changes any of the express terms, conditions, or specifications of this contract.

          (5) Interferes with the Contractor's right to perform under the terms and conditions of this contract.

     (c)  All technical directions shall be issued in writing by the COR or TM.

     (d) The Contractor shall proceed promptly in accordance with technical directions duly issued by the COR or TM in the manner prescribed and within his authority under the provisions of this Subsection.

          If, in the opinion of the Contractor, any instruction or direction by the COR or TM is within one of the categories defined in paragraphs b. 1 through 5 above, the Contractor shall not proceed but shall notify the Contracting Officer immediately and confirm such notification in writing within five (5) working days after receipt of any such instruction or direction and shall request the Contracting Officer to modify the contract accordingly. Upon receiving such notification from the Contractor, the Contracting Officer shall:

          (1) Advise the Contractor in writing within thirty (30) days after receipt of the Contractor's letter that the direction is technical direction as defined above and does not constitute a change under the "Changes - Cost-Reimbursement - Alternate 1" clause of this contract; or

          (2) Inform the Contractor in writing within thirty (30) days after receipt of the Contractor's letter not to perform the direction and to cancel the direction; or

          (3) Advise the Contractor within a reasonable time that the Government will issue a written change order/modification.

     (e) The Contractor shall comply with the Contracting Officer's decision, but may pursue its remedies under the contract clause entitled "Disputes-Alternate I." If the Contractor follows an instruction or direction which he believes is within one of the categories in b.1 through 5 above, without following the procedure described in (d) above, the Contractor does so at his own risk.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION H

H-2  MODIFICATION AUTHORITY
     ----------------------

     Notwithstanding any of the other provisions of this contract, a Contracting Officer shall be the only individual on behalf of the Government authorized to:

     (a) Accept nonconforming work;

     (b) Waive any requirement of this contract; or

     (c) Modify any term or condition of this contract.

H-3  FAR 52. 219-14 LIMITATIONS ON SUBCONTRACTING. (JAN 1991)
     --------------------------------------------------------

     (a) This clause does not apply to the unrestricted portion of a partial set-aside.

     (b) By submission of an offer and execution of a contract, the Offeror/Contractor agrees that in performance of the contract in the case of a contract for--

          (1) Services (except construction). At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.

          (2) Supplies (other than procurement from a regular dealer in such supplies). The concern shall perform work for a least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.

          (3) General construction. The concern will perform at least 15 percent of the cost of the contract, not including the cost of materials, with its own employees.

          (4) Construction by special trade contractors. The concern will perform at least 25 percent of the cost of the contract, not including the cost of materials, with its own employees.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION H

H-4  FAR 52.219-17. SECTION 8(A) AWARD. (FEB 1990)
     ---------------------------------------------

     (a) By execution of a contract, the Small Business Administration (SBA) agrees to the following:

          (1) To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

          (2) Except for novation agreements and advance payments, delegates to the U.S. Department of Energy, Richland Operations Office, the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

          (3) That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.

          (4) To notify the U.S. Department of Energy, Richland Operations Office, Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

     (b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

     Supplemental Provision:  The contractor shall not subcontract the
     ----------------------
     performance of any of the requirements of the contract to any lower tier subcontractor without the prior written approval of the SBA and the designated Contracting Officer of the Department of Energy.

     The contractor awarded a subcontract hereunder shall have the right of appeal from decisions of the "Contracting Officer" cognizable under the "Disputes" clause of said subcontract.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION H

H-5  FAR 952.212-72 UNIFORM REPORTING SYSTEM (MAY 1987)
     --------------------------------------------------

     Contractor shall prepare and submit (postage prepaid) the plans and reports indicated on the DOE Form 1332.1, Reporting Requirements Checklist or amendments to this checklist included in Part III, Section J, Attachment 2 of this contract, to the addresses and in the specified number of copies as designated in the attachment to the checklist. The Contractor shall prepare the specified plans and reports in accordance with the formats and structure set forth in DOE Order 1332.1A, or any later version in effect on the effective date of the contract. The Contractor shall be responsible for levying appropriate reporting requirements on any subcontractors in such a manner to ensure that data submitted by the subcontractor to the contractor is timely and compatible with the data elements that the Contractor is responsible for submitting to DOE. Plans and reports submitted in compliance with this clause are in addition to any other reporting requirements of this contract.

H-6  SUBCONTRACTING - THE GOVERNMENT'S RIGHT OF ACCESS
     -------------------------------------------------

     The Government's right of access applies to all tiers of the procurement. The Contractor shall provide the Government with a list of its subcontractors which may be utilized during the transportation and/or disposal phases of the Government's low level wastes. All subcontractors utilized by the Contractor shall be fully permitted (if required) for the activities to be performed. The Government's, designated representative, and/or the Government's environmental personnel may (if deemed necessary) inspect/audit all subcontractors. This is applicable before and after award of the contract. The Contractor shall notify Government in writing of any changes made to the subcontractor list during this contract period of performance. The Contractor is encouraged to participate in the subcontractor audits. The Government reserves the right to reject a proposed subcontractor.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION H

                           Part II - Contract Clauses

                                   Section I

                                Contract Clauses

                               Table of Contents


SUBSECTION                                   TITLE
----------                                   -----

I-1 thru I-76          Contract Clauses (DOE 301S) Fixed Price Service
                       Contracts (FAC 90-20)(Revised)
                       Per FAR 52.252-2, as prescribed in FAR 52.107(b):

                           This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I-77 FAR 52.209-7 Organizational Conflicts of Interest Certificate- Marketing Consultants (Nov 1991)

I-78 FAR 52.215-39 Reversion of Adjustment of Plans for Post Retirement Benefits Other than Pensions (PRB) (Jul 1991)

I-79                   FAR 52-242-13  Bankruptcy. (Apr 1991)

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION I

                                   SECTION I

                          CONTRACT CLAUSES (CONTINUED)


I-77 FAR 52.209-7 ORGANIZATIONAL CONFLICTS OF INTEREST CERTIFICATE--MARKETING
     ------------------------------------------------------------------------
     CONSULTANTS. (NOV 1991)
     -----------------------

(a)  Definitions.

     (1) Marketing consultant means any independent contractor who furnishes advice, information, direction, or assistance to an offeror or any other contractor in support of the preparation or submission of an offer for a government contract by that offeror. An independent Contractor is not a marketing consultant when rendering--

          (i)    Services excluded in FAR 37.204;

          (ii) Routine engineering and technical services (such as installation, operation, or maintenance of systems, equipment, software, components, or facilities);

          (iii)   Routine legal, actuarial, auditing, and accounting services;
                  or

          (iv)    Training services.

     (2) Organizational conflict of interest means that because of other activities or relationships with other persons, a person is unable or potentially unable to render impartial assistance or advice to the Government, or the person's objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage.

(b) An individual or firm that employs, retains, or engages contractually one or more marketing consultants in connection with a contract, shall submit to the contracting officer, with respect to each marketing consultant, the certificates described below, if the individual or firm is notified that it is the apparent successful offeror.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION I

(c)  The certificate must contain the following:

     (1)  The name of the agency and the number of the solicitation in question.

     (2) The name, address, telephone number, and federal taxpayer identification number of the marketing consultant.

     (3) The name, address, and telephone number of a responsible officer or employee of the marketing consultant who has personal knowledge of the marketing consultants involvement in the contract.

     (4) A description of the nature of the services rendered by or to be rendered by the marketing consultant.

     (5) The name, address, and telephone number of the client or clients, and the name of a responsible officer or employee of the marketing consultant who is knowledgeable about the services provided to such client(s), and a description of the nature of the services rendered to such client(s), if, based on information provided to the Contractor by the marketing consultant, any marketing consultant is rendering or, in the 12* months preceding the date of the certificate, has rendered services respecting the same subject matter of the instant solicitation, or directly relating to such subject matter, to the Government or any other client (including any foreign government or person).

     (6) A statement that the person who signs the certificate for the prime Contractor has informed the marketing consultant of the existence of Subpart 9.5 and Office of Federal Procurement Policy Letter 89-1.

     (7) The signature, name, title, employer's name, address, and telephone number of the persons who signed the certificates for both the apparent successful offeror and the marketing consultant.

(d) In addition, the apparent successful offeror shall forward to the Contracting Officer a certificate signed by the marketing consultant that the marketing consultant has been told of the existence of Subpart 9.5 and Office of Federal Procurement Policy Letter 89-1, and the marketing consultant has made inquiry, and to the best of the consultant's knowledge and belief, the consultant has provided no unfair competitive advantage to the prime Contractor with respect to the services rendered or to be rendered in connection with the solicitation,

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129
                                                             SECTION I

     or that any unfair competitive advantage that, to the best of the consultant's knowledge and belief, does or may exist, has been disclosed to the offeror.

(e) Failure of the offeror to provide the required certifications may result in the offeror being determined ineligible for award. Misrepresentation of any fact may result in the assessment of penalties associated with false certifications or such other provisions provided for by law or regulation.

I-78 FAR 52.215-39 REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
     ------------------------------------------------------------------
     BENEFITS OTHER THAN PENSIONS (PRB). (JUL 1991)
     ----------------------------------------------

     The Contractor shall promptly notify the Contracting Officer in writing when it determines that it will terminate or reduce a PRB plan. If the PRB fund assets revert, or inure, to the Contractor or are constructively received by it under a plan termination or otherwise, the Contractor shall make a refund or give a credit to the Government for its equitable share as required by FAR 31.205-6(0)(5). The Contractor shall include the substance of this clause in all subcontracts under this contract which meet the applicability requirements of FAR 15.804-8(f). The resulting adjustment to prior years PRB costs will be determined and applied in accordance with FAR 31.205-6(0).

I-79 FAR 52.242-13 BANKRUPTCY. (APR 1991)
     ------------------------------------

     In the event the Contractor enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the Contractor agrees to furnish, by certified mail, written notification of the bankruptcy to the Contracting Officer responsible for administering the contract. This notification shall be furnished within five days of the initiation of the proceedings relating to bankruptcy filing. This notification shall include the date on which the bankruptcy petition was filed, the identity of the court in which the bankruptcy petition was filed, and a listing of Government contract numbers and contracting offices for all Government contracts against which final payment has not been made. This obligation remains in effect until final payment under this contract.

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129

                                    PART III

               LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

                                   SECTION J

                              LIST OF ATTACHMENTS


Attachment          Title
----------          -----

Attachment I        Reporting Requirements Checklist (DOE F1332. 1)

                                                             CONTRACT NUMBER
                                                             DE-ACO6-95RL13129

                                   SECTION J

                                  ATTACHMENT 1

                REPORTING REQUIREMENTS CHECKLIST (DOE F1332.1)

                           U.S. DEPARTMENT OF ENERGY

                       REPORTING REQUIREMENTS CHECKLIST

--------------------------------------------------------------------------------
1.   PROGRAM/PROJECT TITLE                             2.  IDENTIFICATION NUMBER
                                                           DE-AC06-95RL13129
--------------------------------------------------------------------------------
3.   PARTICIPANT NAME AND ADDRESS     ATG Corp.
                                      47375 Fremont Blvd.
                                      Fremont, CA 94538
--------------------------------------------------------------------------------
A.   PLANNING AND REPORTING REQUIREMENTS

                                                         ---------
                                                         FREQUENCY
                                                         ---------
     General Management

     [_]  Management Plan
     [X]  Status Report                                      Q
     [_]  Summary Report

B.   Schedule/Labor/Cost

     [_]  Milestone Schedule/Plan
     [_]  Labor Plan
     [_]  Facilities Capital Cost of Money Factors
          Computations
     [_]  Contract Facilities Capital and Cost of Money
     [_]  Cost Plan
     [_]  Milestone Schedule/Status
     [_]  Labor Management Report
     [_]  Cost Management Report

C.   ????? Reports

     [X]  Conference Record                                  A
     [X]  Hot Line Report                                    A

D.   Performance Measurement

     [_]  Management Control System Description
     [_]  WBS Dictionary

          [_]  Index
          [_]  Element Definition

     [_]  Cost Performance Reports

          [_]  Format 1 - WBS
          [_]  Format 2 - Function
          [_]  Format 3 - Baseline

E.   Financial Incentives

     [_]  Statement of Income and Expense

     [_]  Balance Sheet
     [_]  Cash Flow Statement
     [_]  Statement of Changes in Financial
          Position
     [_]  Loan Drawdown Report
     [_]  Operating Budget
     [_]  Supplementary Information

F.   Technical

     [_]  Notice of Energy RD&D Project
          (Required with any of the following)

     [_]  Technical Progress Report

          [_]  Draft for Review
          [_]  Final for Approval

     [_]  Topical Report
     [_]  Final Technical Report

          [_]  Draft for Review
          [_]  Final for Approval

     [_]  Software
     [X]  Other (Specify)

          TO BE INCLUDE IN THE QUARTERLY
          STATUS REPORT IS THE AMOUNT OF
          WASTE RECEIVED AND ASSOCIATED
          COST.

-------------------------------------------------------------------------------------------------------------------------------
5.   FREQUENCY CODES
     A - As Required                       M - Monthly            S - Semi-Annually

     C - Change to Contractual Agreement   O - Once After Award   X - With Proposal/Bid/Application or with Significant Changes

     F - Final (end of ????)               Q - Quarterly          Y - Yearly or Upon Renewal of Contractual Agreement

-------------------------------------------------------------------------------------------------------------------------------

6.   SPECIAL INSTRUCTIONS [ATTACHMENTS]

     [_]  Report Distribution List/Addresses      [_]  Analysis Thresholds
     [_]  Reporting Elements                      [_]  Work Breakdown Structure
     [_]  Due Dates                               [_]  Other
--------------------------------------------------------------------------------
7.   PREPARED BY                                       8.  REVIEWED BY
     (SIGNATURE AND DATE)                                  (SIGNATURE AND DATE)

/s/ [SIGNATURE ILLEGIBLE]  12/20/94
--------------------------------------------------------------------------------